Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Data (Unaudited)
Quarterly Financial Data (Unaudited)

22.                 Quarterly Financial Data (Unaudited)

	Interest	Net Interest	Net
	Income	Income	Income	Basic	Diluted
	(Dollars in thousands)
2012

First Quarter	$5,691	$4,865	$2,002	$0.29	$0.29
Second Quarter	5,740	4,920	1,899	0.28	0.28
Third Quarter	5,674	4,889	65	0.01	0.01
Fourth Quarter	5,661	4,919	1,795	0.26	0.26

2011

First Quarter	$5,999	$4,839	$1,413	$0.20	$0.20
Second Quarter	6,034	5,013	1,696	0.24	0.24
Third Quarter	5,985	5,039	956	0.14	0.14
Fourth Quarter	5,764	4,868	1,664	0.24	0.24

The decrease in net income during the third quarter 2012 was due to an impairment charge of $1.9 million related to an asset held by the Bank supporting sales activities in its insurance agency subsidiary.  See Footnote 8 for more information on the impairment charge.

The decrease in net income during the third quarter 2011 was due to a decrease in the change in fair value of preferred and common equity securities that the Company holds in the investment portfolio as trading securities. The change in fair value of these securities is reflected as a non-cash adjustment through the income statement.  The fair value of these securities will fluctuate based on equity market conditions.